UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                           FORM 8-K

                       CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report Date (Date of earliest event reported)    OCTOBER 8, 1996


                  ITHACA INDUSTRIES, INC.
        (Exact name of registrant as specified in its charter)

     DELAWARE                     33-52852                       56-1385842
(State or other jurisdiction     (Commission                  (IRS Employer
     of incorporation)          File Number)            Identification NO.)


   HIGHWAY 268 WEST, P.O. BOX 620, WILKESBORO, NC                     28697
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code           (910) 667-5231



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Item 3.   Bankruptcy or Receivership.

          On October 8, 1996, Ithaca Industries, Inc. (the "Company") announced that its Plan of Reorganization dated August 29, 1996 (the "Plan") (filed with the Securities and Exchange Commission as Exhibit A to Exhibit
2.1 to the Company's Current Report on Form 8-K dated September 3, 1996, and incorporated herein by reference) had been accepted by both classes of creditors entitled to vote on the Plan. Such approval was solicited pursuant to a Disclosure Statement dated August 29, 1996 (the "Disclosure Statement") (filed with the Securities and Exchange Commission as
Exhibit 2.1 to the Company's Current Report on Form 8-K dated September 3,
1996). The Disclosure Statement is incorporated herein by reference. Capitalized terms used and not otherwise defined herein shall have the respective meaning ascribed thereto in the Disclosure Statement.

          The breakdown of votes to accept the Plan that were timely received by the Agent in respect of holders of Allowed Bank Group Secured Claims is as follows: (A) 11 holders of Allowed Bank Group Secured Claims (constituting 100% of such holders) having an aggregate amount of $101,527,231.33 of Allowed Bank Group Secured Claims (constituting 100% of such claims) voted to accept the Plan and (B) no holders of Allowed Bank Group Secured Claims voted to reject the Plan. The breakdown of votes to approve the Plan that were timely received by the Agent in respect of holders of Allowed Noteholders Claims is as follows: (A) 109 holders of Allowed Noteholders Claims (constituting 97.3214% of such holders) having an aggregate amount of $102,780,000.00 of Allowed Noteholders Claims (constituting 99.9514% of such claims) voted to accept the Plan and (B) 3 holders of Allowed Noteholders Claims (constituting 2.6786% of such holders) having an aggregate amount of $50,000.00 of Allowed Noteholders Claims (constituting (0.0486% of such claims) voted to reject the Plan.

          After receiving the acceptances as set forth above, the Company filed a voluntary petition for relief under Chapter 11 of the U.S.
Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware on October 8, 1996. At the same time the Company filed the Plan which is subject to the approval of the Bankruptcy Court. A hearing to consider such approval has been scheduled for November 22, 1996. The Company is a debtor-in-possession in its Chapter 11 case, which is captioned In re Ithaca Industries, Inc., Debtor (Chapter 11 Case No. 96-1583(HSB)).

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)EXHIBITS.

EXHIBIT NO.                       DESCRIPTION

    2.1 Disclosure Statement dated August 29, 1996 (including Plan of Reorganization dated August 29, 1996, attached as Exhibit A thereto). Filed as Exhibit 2.1 to the Company's Current Report on Form 8-K dated September 3, 1996.

    99.1           Press Release dated October 8, 1996.



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                           SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ITHACA INDUSTRIES, INC.



Date:   October 8, 1996      By:    /s/ ERIC N. HOYLE
                                          Eric N. Hoyle
                                   Senior Vice President - Finance
                                   and Administration Chief Financial
                                   and Accounting Officer



                          EXHIBIT INDEX


EXHIBIT NO.                       DESCRIPTION

    2.1 Disclosure Statement dated August 29, 1996 (including Plan of Reorganization dated August 29, 1996, attached as Exhibit A thereto). Filed as Exhibit 2.1 to the Company's Current Report on Form 8-K dated September 3, 1996.

    99.1           Press Release dated October 8, 1996.